Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly Report of CNL Hotels & Resorts, Inc. (the “Company”) on Form 10-Q for the three months ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (this “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2006 and December 31, 2005 and its results of operations for the three and nine months ended September 30, 2006 and 2005.

/s/ Thomas J. Hutchison III
Date: November 14, 2006	Name: Thomas J. Hutchison III
Title: Chief Executive Officer (Principal Executive Officer)